                               JOHN HANCOCK FUNDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                   GLOBAL RX
                                      FUND

                                 ANNUAL REPORT

                                August 31, 1995

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                    Chairman
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                                Gail D. Fosler*
                                 Bayard Henry*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                Thomas H. Drohan
                      Senior Vice President and Secretary
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                               Michael P. DiCarlo
                             Senior Vice President
                                  James K. Ho
                             Senior Vice President
                                 John A. Morin
                                 Vice President
                                Susan S. Newton
                      Vice President, Assistant Secretary
                             and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                   CUSTODIAN
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                 P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                                 Hale and Dorr
                                60 State Street
                          Boston, Massachusetts 02109

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse llp
                               160 Federal Street
                          Boston, Massachusetts 02110

                               CHAIRMAN'S MESSAGE


DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through August, the Dow Jones Industrial Average has reached record highs and has grown, along with the Standard & Poor's 500-Stock Index, by more than 20%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

        On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While the Congressional rhetoric is just beginning to heat up, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

        We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

        Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

        Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                  MICHAEL P. DICARLO, CHIEF EQUITY OFFICER AND
                           INTERIM PORTFOLIO MANAGER

                                  JOHN HANCOCK
                                 GLOBAL RX FUND

                    HEALTH-CARE STOCKS ON TRACK AS INVESTORS
                             EMPHASIZE FUNDAMENTALS

On July 1, 1995 Michael P. DiCarlo took over as interim portfolio manager of John Hancock Global Rx Fund. Mr. DiCarlo also manages John Hancock Special Equities Fund, John Hancock Special Opportunities Fund and John Hancock Multi-Sector Growth Fund.

As fears of government-imposed health-care reform continued to fade, health-care stocks returned to favor as investors emphasized industry and company fundamentals. Since these fundamentals, primarily earnings, improved during the period, the health-care sector as a whole performed admirably amid the stellar stock market environment that dominated the better part of the Fund's fiscal year.

        A few factors drove the health-care sector's gains. The Food and Drug Administration has made a noticeable shift toward faster approval of new products, like drugs and medical devices. What's more, physicians who had retrenched in response to managed care have adjusted and become more aggressive in prescribing treatments. That boosted spending in the sector. As company earnings rose, investor sentiment improved and analysts began to anticipate further profit increases.

        During the last quarter of 1994 and into early 1995, health-care service companies such as HMOs and health-care providers that operate hospital management firms, nursing homes and sub-acute care facilities were strong performers. However, HMO shares lagged during recent months, as investors began to anticipate

[A 2" x 3" photo of Michael P. DiCarlo at bottom right.
Caption reads: "Michael P. DiCarlo, Interim Portfolio Manager."]

                                   [CAPTION]
"...THE HEALTH-CARE SECTOR... PERFORMED ADMIRABLY AMID THE STELLAR STOCK MARKET ENVIRONMENT..."

                      John Hancock Funds - Global Rx Fund

[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Community Health Systems 6.3% 2) HEALTHSOUTH 5.4% 3) Cardinal health 5.2% 4) I Stat 4.7% 5) HPR 4.3%. A footnote below reads "As a percentage of net assets on August 31, 1995."]

weaker premium pricing and higher medical cost inflation. The health-care provider group has also not kept pace lately due to fears about government reimbursements.

        Against that backdrop, John Hancock Global Rx Fund had a total return for Class A and Class B shares of 30.89% and 29.71%, respectively, at net asset value, for the fiscal year ended August 31, 1995. By comparison, the average health-care/biotechnology fund gained 24.99%, according to Lipper Analytical Services.(1)

        Most of the gains came during the first six months of the fiscal year, when the Fund's emphasis on health-care service stocks buoyed performance. As investors shifted money to other areas of the health-care industry, such as pharmaceuticals and biotechnology, the Fund's relatively smaller positions in those segments caused it to miss out on some of their gains. But our comfort level with the biotech rally is not high. Apart from the largest companies in the group, shares of these firms trade largely on news and sentiment, rather than fundamental factors such as earnings or sales -- which for many firms are still non-existent. We prefer to avoid the risks inherent in these stocks, even if it means sitting out an occasional rally.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Boston Scientific followed by an up arrow and the phrase "Dominant player in a fast-growing field." The second listing is PhyCor followed by an up arrow and the phrase "Acquisition pace accelerates." The third listing is Humana followed by a down arrow and the phrase "Disappointing earnings." Footnote below reads:
"See "Schedule of Investments." Investment holdings are subject to change."]

REFOCUSING ON FUNDAMENTALS BROADENS PORTFOLIO

Historically, the Fund has been overweighted in companies such as HMOs that would benefit from the onset of managed care. As the trend toward managed care has sorted itself out, and more companies have taken up the reform mantra, those initial beneficiaries of a managed care environment are no longer as attractive on a relative basis. So we're continuing to re-balance the Fund's portfolio, shifting our focus to a more diverse array of health-care stocks chosen with an eye toward fundamentals.

        During the period, we increased our position in medical device companies such as Boston Scientific, a solid performer for the Fund. Its acquisition of Sci-Med Life systems made Boston Scientific a major player in interventional cardiology, a fast-growing field. We've beefed up our stake in companies that deliver health-care information systems and technology, adding HPR, a provider of electronic claims processing and other software. And we're focusing more on companies related to the physician practice management business, such as Phycor and Physicians' Reliance Network. Two new entries are MedPartners and OccuSystems, companies that acquire physicians' clinics, increase the

                                   [CAPTION]
           ...WE'RE CONTINUING TO RE-BALANCE THE FUND'S PORTFOLIO..."

                      John Hancock Funds - Global Rx Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended August 31, 1995." The chart is scaled in increments of 10% from bottom to top, with 40% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 30.89% total return for the John Hancock Global Rx Fund: Class A. The second represents the 29.71% total return for the John Hancock Global Rx Fund: Class B. The third represents the 24.99% total return for the average health-care/technology fund. A footnote below reads: "The total returns for John Hancock Global Rx Fund are at net asset value with all distributions reinvested. The average health-care/technology fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information."]

operating efficiencies and boost revenues by adding doctors and acquiring more clinics.

        The Fund would have benefited from moving more quickly to reduce its commitment to HMOs such as Humana, which lost ground due to disappointing earnings. But because Humana's and other HMOs' stock prices declined significantly in the wake of the bad news about immediate earnings prospects, we chose to hold on. We'd rather postpone reducing our holdings until investors are willing to pay a fairer price. We anticipate that they will shortly. Besides, we aren't totally turning our backs on HMOs. The case for HMOs rests on their ability to manage care. If they can, medical cost inflation shouldn't be an issue. Furthermore, the companies we choose should see enrollments keep growing, and revenues keep increasing.

A LOOK AHEAD

A slow-growing economy should continue to benefit health-care companies which can increase earnings rapidly even in a slow-growth economic environment. As we approach a presidential election year, however, we will closely monitor the impact of politics on the sector. In particular, spending on Medicare and Medicaid programs are under close Congressional scrutiny. But passage of a Medicare/Medicaid reform bill is by no means certain. It may be that Congress will work toward a managed care solution which could end up helping HMOs and other health-care providers experienced in dealing with managed care.

        In any case, we'll stick to our plan. HMO stocks are likely to regain ground during the coming period. When they do, we'll pare back our holdings some more and use the profits to further balance the portfolio across all industry sectors. We'll target companies with rapid top- and bottom-line growth, strong management, leadership positions in their segments and good balance sheets.

--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Special risks are associated with international and sector investing. See the prospectus for details.

                                   [CAPTION]
       "...WE WILL CLOSELY MONITOR THE IMPACT OF POLITICS ON THE SECTOR."

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for John Hancock Global Rx Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's shares. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on October 1, 1991 and March 7, 1994 for Class A and Class B shares, respectively. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost depending on when you sell them.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year-end during which they were purchased, a contingent deferred sales charge will be assessed.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED JUNE 30, 1995
                                                      ONE      LIFE OF
                                                      YEAR     FUND(1)
                                                      ----     -------
Global Rx Fund: Class A                              22.79%     80.63%

Global Rx Fund: Class B                              23.12%      4.85%

                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED JUNE 30, 1995

                                                      ONE      LIFE OF
                                                      YEAR     FUND(1)
                                                      ----     -------
Global Rx Fund: Class A                              22.79%     17.08%
Global Rx Fund: Class B                              23.12%      6.50%


                              NOTES TO PERFORMANCE

(1) Class A shares started on October 1, 1991, and Class B shares started on March 7, 1994.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Global Rx Fund would be worth on August 31, 1995, assuming you had been invested for the past ten years or since the day each class of shares started and had reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

[JOHN HANCOCK GLOBAL RX FUND: CLASS A SHARES

Line chart with the heading John Hancock Global Rx Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Rx Fund on October 1, 1991, before sales charge, and is equal to $21,610 as of August 31, 1995. The second line represents the John Hancock Global Rx Fund after sales charge and is equal to $20,522 as of August 31, 1995. The third line represents the value of the Standard & Poor's 500 Stock Index and is equal to $16,187 as of August 31, 1995.

JOHN HANCOCK GLOBAL RX FUND: CLASS B SHARES

Line chart with the heading John Hancock Global Rx Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $12,537 as of August 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Rx Fund on March 7, 1994 before sales charge, and is equal to $12,348 as of August 31, 1995. The third line represents the John Hancock Global Rx Fund after sales charge and is equal to $11,948 as of August 31, 1995.]

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON AUGUST 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks, warrants and units
     (cost - $19,280,894)......................................  $29,754,795
   Joint repurchase agreement (cost - $1,065,000)..............    1,065,000
                                                                 -----------
                                                                  30,819,795
  Receivable for shares sold...................................       86,628
  Interest receivable..........................................          172
  Dividends receivable.........................................       12,310
  Foreign tax receivable.......................................        1,168
  Other assets.................................................          179
  Deferred organization expenses - Note A......................        8,903
                                                                 -----------
                   Total Assets................................   30,929,155
                   ---------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased...............................       14,254
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B.........................................       83,216
  Accounts payable and accrued expenses........................      104,204
                                                                 -----------
                   Total Liabilities...........................      201,674
                   ---------------------------------------------------------
NET ASSETS:
  Capital paid-in..............................................   19,998,374
  Accumulated net realized gain on investments and
   foreign currency transactions...............................      255,147
  Net unrealized appreciation of investments and
   foreign currency transactions...............................   10,473,960
                                                                 -----------
                   Net Assets..................................  $30,727,481
                   =========================================================

NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $24,394,496 / 1,128,895............................  $     21.61
  ==========================================================================
  Class B - $6,332,985 / 296,602...............................  $     21.35
  ==========================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($21.61 x 105.26%).................................  $     22.75
  ==========================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.


STATEMENT OF OPERATIONS
Year ended August 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.....................................................  $    77,520
  Dividends (net of foreign withholding taxes of $4,239).......       55,919
                                                                 -----------
                                                                     133,439
                                                                 -----------
  Expenses:
   Investment management fee - Note B..........................      190,775
   Transfer agent fee - Note B
     Class A...................................................       88,290
     Class B...................................................       21,798
   Distribution/service fee - Note B
     Class A...................................................       61,433
     Class B...................................................       33,692
   Custodian fee...............................................       62,189
   Registration and filing fees................................       54,670
   Advisory board fee - Note B.................................       45,000
   Printing....................................................       32,218
   Auditing fee................................................       31,500
   Organization expense - Note A...............................        8,196
   Legal fees..................................................        3,520
   Trustees' fees..............................................        3,269
   Miscellaneous...............................................        2,896
                                                                 -----------
                   Total Expenses..............................      639,446
                   ---------------------------------------------------------
                   Net Investment Loss.........................     (506,007)
                   ---------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments sold........................    1,231,564
  Net realized loss on foreign currency transactions...........       (7,031)
  Change in net unrealized appreciation/depreciation of
   investments.................................................    5,931,181
  Change in net unrealized appreciation/depreciation of
   foreign currency transactions...............................          (27)
                                                                 -----------
                   Net Realized and Unrealized
                   Gain on Investments and
                   Foreign Currency Transactions...............    7,155,687
                   ---------------------------------------------------------
                   Net Increase in Net Assets
                   Resulting from Operations...................  $ 6,649,680
                   =========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                                    YEAR ENDED AUGUST 31,
                                                                                                -----------------------------
                                                                                                     1995           1994
                                                                                                -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss.........................................................................  $   (506,007)   $   (366,484)
  Net realized gain (loss) on investments sold and foreign currency transactions..............     1,224,533        (278,198)
  Change in net unrealized appreciation/depreciation of investments and foreign currency
    transactions..............................................................................     5,931,154       4,253,495
                                                                                                ------------    ------------
    Net Increase in Net Assets Resulting from Operations......................................     6,649,680       3,608,813
                                                                                                ------------    ------------
FROM FUND SHARE TRANSACTIONS -- NET*..........................................................     4,364,193         457,678
                                                                                                ------------    ------------
NET ASSETS:
  Beginning of period.........................................................................    19,713,608      15,647,117
                                                                                                ------------    ------------
  End of period...............................................................................   $30,727,481     $19,713,608
                                                                                                 ============   ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                 YEAR ENDED AUGUST 31,
                                                                  ---------------------------------------------------
                                                                            1995                       1994
                                                                  ------------------------  -------------------------
                                                                   SHARES        AMOUNT       SHARES        AMOUNT
                                                                  ---------   ------------  ----------  -------------
CLASS A
  Shares sold.................................................     517,942     $9,800,086     476,656    $ 7,537,387
  Less shares repurchased.....................................    (517,990)    (9,686,022)   (517,274)    (8,116,676)
                                                                  --------    -----------   ---------   ------------
  Net increase/(decrease).....................................         (48)    $  114,064     (40,618)  $   (579,289)
                                                                  ========    ===========   =========   ============
CLASS B **
  Shares sold.................................................     451,492     $8,376,819      67,168    $ 1,071,145
  Less shares repurchased.....................................    (219,936)    (4,126,690)     (2,122)       (34,178)
                                                                  --------    -----------   ---------   ------------
  Net increase................................................     231,556     $4,250,129      65,046    $ 1,036,967
                                                                  ========    ===========   =========   ============

** Class B shares commenced operations on March 7, 1994

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT AND FOREIGN CURRENCY GAINS AND LOSSES, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are as follows:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FOR THE PERIOD
                                                                                                                   OCTOBER 1, 1991
                                                                                                                    (COMMENCEMENT
                                                                                                                   OF OPERATIONS)
                                                                                       YEAR ENDED AUGUST 31,        TO AUGUST 31,
                                                                                  ------------------------------   ---------------
                                                                                   1995         1994      1993          1992
                                                                                  -------      -------   -------       -------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period..........................................  $ 16.51      $ 13.38   $ 13.34       $ 10.00
                                                                                  -------      -------   -------       -------

  Net Investment Loss...........................................................    (0.36)(b)    (0.32)    (0.23)        (0.03)
  Net Realized and Unrealized Gain on Investments and Foreign Currency
    Transactions................................................................     5.46         3.45      0.27          3.37
                                                                                  -------      -------   -------       -------
   Total from Investment Operations.............................................     5.10         3.13      0.04          3.34
                                                                                  -------      -------   -------       -------
  Net Asset Value, End of Year..................................................  $ 21.61      $ 16.51   $ 13.38       $ 13.34
                                                                                  =======      =======   =======       =======
  Total Investment Return at Net Asset Value....................................    30.89%       23.39%     0.30%        33.40%(e)
  Total Adjusted Investment Return at Net Asset Value (d)(f)....................       --           --      0.04%        32.11%(e)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted).....................................  $24,394      $18,643   $15,647       $14,702
  Ratio of Expenses to Average Net Assets**.....................................     2.56%        2.55%     2.50%         1.98%*
  Ratio of Adjusted Expenses to Average Net Assets (d)..........................       --           --      2.76%         3.39%*
  Ratio of Net Investment Loss to Average Net Assets............................    (1.99%)      (2.01%)   (1.67%)       (0.51%)*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (d)...............       --          --      (1.93%)       (1.92%)*
  Portfolio Turnover Rate.......................................................       38%          52%       93%           48%
  **Expense Reimbursement Per Share.............................................       --          --    $ 0.035       $ 0.085


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT LOSS, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PERIOD
                                                                                                 YEAR ENDED       ENDED
                                                                                                 AUGUST 31,     AUGUST 31,
                                                                                                    1995           1994
                                                                                                 ----------     ----------
CLASS B**
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.......................................................     $  16.46      $ 17.29(a)
                                                                                                  --------      -------

  Net Investment Loss........................................................................        (0.55)(b)    (0.17)(b)
  Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions...         5.44        (0.66)(c)
                                                                                                  --------      -------
   Total from Investment Operations..........................................................         4.89        (0.83)
                                                                                                  --------      -------
  Net Asset Value, End of Period.............................................................     $  21.35      $ 16.46
                                                                                                  ========      =======
  Total Investment Return at Net Asset Value.................................................        29.71%       (4.80%)(e)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)..................................................     $  6,333      $ 1,071
  Ratio of Expenses to Average Net Assets....................................................         3.45%        3.34%*
  Ratio of Net Investment Loss to Average Net Assets.........................................        (2.91%)      (2.65%)*
  Portfolio Turnover Rate....................................................................           38%          52%

 *  On an annualized basis.
**  Class B shares commenced operations on March 7, 1994.
(a) Initial price at commencement of operations.
(b) On average month end shares outstanding.
(c) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the Fund.
(d) On an unreimbursed basis without expense reduction.
(e) Not annualized.
(f) Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE GLOBAL RX FUND ON AUGUST 31, 1995. IT'S DIVIDED INTO THREE MAIN CATEGORIES:
COMMON STOCKS, WARRANTS AND UNITS AND SHORT-TERM INVESTMENTS. THE INVESTMENTS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
August 31, 1995
ISSUER, DESCRIPTION                              NUMBER OF SHARES   MARKET VALUE
-------------------                              ----------------   ------------
COMMON STOCKS
BIOMEDICS - GENETICS (0.46%)
  Phoenix International Life Sciences,
   Inc. (Canada)**.............................      20,000*         $   141,474
                                                                     -----------
DRUGS - BIOTECHNOLOGY (4.54%)
  IDEXX Laboratories, Inc.**...................      30,000            1,005,000
  Serologicals Corp.**.........................      25,000*             390,625
                                                                     -----------
                                                                       1,395,625
                                                                     -----------
DRUGS - GENERIC (6.37%)
  Dura Pharmaceuticals, Inc.**.................      25,000*             612,500
  Fujisawa Pharmaceutical Co. (Japan)..........      40,000*             400,941
  Schwarz Pharma AG (Germany)**................      10,000*             414,991
  Teva Pharmaceutical Industries Ltd.
   American Depository Receipt
   (ADR) (Israel)..............................      14,000              530,250
                                                                     -----------
                                                                       1,958,682
                                                                     -----------
DRUGS - MAJOR (10.52%)
  AmeriSource Health Corp. (Class A)**.........      20,000*             445,000
  Astra AB (Ser B) (Sweden) **.................      20,000              649,618
  Johnson & Johnson............................       4,000              276,000
  Pfizer Inc...................................       8,000              395,000
  Roche Holding AG (Switzerland)...............         100              669,710
  Sandoz AG (ADR) (Switzerland)................      12,000              432,339
  Schering AG (Germany)........................       5,000              364,566
                                                                     -----------
                                                                       3,232,233
                                                                     -----------
HEALTHCARE - ALTERNATE SITE (9.79%)
  Assisted Living Concepts Inc.**..............      15,000*             189,375
  HEALTHSOUTH Corp.**..........................      70,000            1,653,750
  Integrated Health Services, Inc..............       5,000              149,375
  Lincare Holdings, Inc.**.....................      20,000              595,000
  Pediatric Services of America, Inc.**........      20,000*             422,500
                                                                     -----------
                                                                       3,010,000
                                                                     -----------
HEALTHCARE - COST CONTAINMENT (2.13%)
  CRA Managed Care, Inc.**.....................      15,000*             307,500
  Value Health, Inc.**.........................      10,000              346,250
                                                                     -----------
                                                                         653,750
                                                                     -----------
HEALTHCARE - HMO (9.42%)
  Coventry Corp.**.............................      15,000              298,125
  Healthsource, Inc.**.........................      25,000            1,000,000
  Humana Inc.**................................      60,000            1,095,000
  OccuSystems Inc.**...........................      12,500*             262,500
  Physician Corp. of America **................      15,000              240,000
                                                                     -----------
                                                                       2,895,625
                                                                     -----------
HEALTHCARE - MANAGEMENT (0.73%)
  RTW, Inc.**..................................      10,000*             225,000
                                                                     -----------
HEALTHCARE - SOFTWARE/SERVICES (13.31%)
  Cerner Corp.**...............................      20,000              680,000
  HBO & Co.....................................      20,000            1,090,000
  HPR Inc.**...................................      54,000*           1,323,000
  Health Management Systems, Inc.**............      15,000              461,250
  PHAMIS, Inc.**...............................      20,000*             535,000
                                                                     -----------
                                                                       4,089,250
                                                                     -----------
HOSPITAL MANAGEMENT (15.00%)
  Community Health Systems, Inc.**.............      50,000            1,925,000
  Health Management Associates, Inc.
   (Class A) **................................      22,500              753,750
  MedPartners, Inc.**..........................      20,000*             555,000
  PhyCor, Inc.**...............................      22,500              939,375
  Physician Reliance Network, Inc.**...........      15,000*             435,000
                                                                     -----------
                                                                       4,608,125
                                                                     -----------
MEDICAL - DENTAL (7.39%)
  Cardinal Health, Inc.........................      30,000*           1,605,000
  Omnicare, Inc................................      20,000              665,000
                                                                     -----------
                                                                       2,270,000
                                                                     -----------
MEDICAL DEVICES AND PRODUCTS (13.95%)
  Boston Scientific Corp.**....................      25,000*             993,750
  i-STAT Corp.**...............................      40,000*           1,440,000
  Orthofix International N.V. (Netherlands)**..      20,000              350,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

SCHEDULE OF INVESTMENTS
August 31, 1995
ISSUER, DESCRIPTION                              NUMBER OF SHARES   MARKET VALUE
-------------------                              ----------------   ------------
MEDICAL DEVICES AND PRODUCTS (CONTINUED)
  Steris Corp.**...............................      20,000           $  587,500
  Stryker Corp.**..............................       6,000              250,500
  Sunrise Medical, Inc.**......................      10,000              258,750
  Ventritex, Inc.**............................      20,000*             405,000
                                                                     -----------
                                                                       4,285,500
                                                                     -----------
NURSING HOMES (3.12%)
  Health Care and Retirement Corp.**...........      15,000              472,500
  Manor Care, Inc..............................      15,000              485,625
                                                                     -----------
                                                                         958,125
                                                                     -----------
                            TOTAL COMMON STOCKS
                             (Cost $19,250,643)      (96.73%)         29,723,389
                                                     ------          -----------

                                                    NUMBER OF
                                                 WARRANTS, UNITS
                                                 ---------------
WARRANTS AND UNITS
DRUGS - BIOTECHNOLOGY (0.08%)
  Oxigene, Inc. (Warrants)**...................      15,000               26,250
                                                                     -----------
DRUGS - GENERIC (0.02%)
  Therapeutic Discovery Corp. (Units)**........         750                5,156
                                                                     -----------
                       TOTAL WARRANTS AND UNITS
                                 (Cost $30,252)       (0.10%)             31,406
                                                     ------          -----------
                           TOTAL COMMON STOCKS,
                             WARRANTS AND UNITS
                             (Cost $19,280,894)      (96.83%)         29,754,795
                                                     ------          -----------

                                         INTEREST     PAR VALUE         MARKET
ISSUER, DESCRIPTION                        RATE    (000'S OMITTED)      VALUE
-------------------                        ----    ---------------      -----
SHORT-TERM INVESTMENT
JOINT REPURCHASE AGREEMENT (3.47%)
  Investment in a joint repurchase
   agreement transaction with UBS
   Securities, Inc. - Dated 08-31-95,
   Due 9-01-95 (Secured by US
   Treasury Bill, 5.540% due 05-30-96;
   and US Treasury Note 5.625%,
   due 01-31-98) - Note A..............   5.800%       $ 1,065       $ 1,065,000
                                                                     -----------
            TOTAL SHORT-TERM INVESTMENT
                      (Cost $1,065,000)                  (3.47%)       1,065,000
                                                       -------       -----------
                      TOTAL INVESTMENTS                (100.30%)     $30,819,795
                                                       =======       ===========

 * Securities, other than short-term investments, newly added to the portfolio during the year ended August 31, 1995.
** Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

THE GLOBAL RX FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF ISSUERS IN THE HEALTH CARE INDUSTRY IN THE UNITED STATES AND ABROAD. THE CONCENTRATION OF INVESTMENTS BY INDUSTRY CATEGORY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS COUNTRIES. THE TABLE BELOW SHOWS THE PERCENTAGE OF THE FUND'S INVESTMENTS AT AUGUST 31, 1995 ASSIGNED TO THE VARIOUS COUNTRY CATEGORIES.

PORTFOLIO CONCENTRATION (Unaudited)
--------------------------------------------------------------------------------
                                                               MARKET VALUE AS A
PORTFOLIO CONCENTRATION                                         % OF NET ASSETS
-----------------------                                        -----------------
Canada.....................................................                0.46%
Germany....................................................                2.54
Israel.....................................................                1.73
Japan......................................................                1.30
Netherlands................................................                1.14
Sweden.....................................................                2.11
Switzerland................................................                3.59
United States..............................................               87.43
                                                                         ------
                                          TOTAL INVESTMENTS              100.30%
                                                                         ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock World Fund (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Global Rx Fund (the "Fund"), John Hancock Pacific Basin Fund and John Hancock Global Retail Fund.

        The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights to such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For Federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

        The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund


CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than the offset by the currency amount of the underlying transaction.

        There were no open forward foreign currency contracts at August 31, 1995.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option.

        The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

        The maximum exposure to loss for any purchased options is limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure is limited to the change in value of the contract over the period the contract remains open.

        Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded

                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund


options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

        At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

        There were no written option transactions for the period ended August 31, 1995.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

        When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

        For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

        At August 31, 1995, there were no open positions in financial futures contracts.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that commenced with the investment operations of the Fund.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000.

        In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

        The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended August 31, 1995, JH Funds received net sales charges of $133,497. Out of this amount $45,279 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $35,023 was paid as sales commissions to sales personnel of unrelated broker-dealers and $53,195 was paid as sales commissions to personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"),

                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund


all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

        Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 1995, contingent deferred sales charges paid to Broker Services amounted to $8,629.

        In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds, for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

        The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Effective January 1, 1995, the Fund pays transfer agent fees based on transaction volume and the number of shareholder accounts. Prior to January 1, 1995, the Fund paid a monthly transfer agent fee equivalent, on an annual basis, to 0.40% and 0.42% of the Fund's average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out of pocket expenses incurred by Fund Services on behalf of the Fund for proxy mailings.

        The Fund has an independent advisory board composed of scientific and medical experts who provide the investment officers of the Fund with advice and consultation on health care developments, for which the Fund pays the advisory board a fee.

        Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended August 31, 1995, aggregated $13,922,461 and $8,715,229, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended August 31, 1995.

        The cost of investments owned at August 31, 1995 (including the joint repurchase agreement) for federal income tax purposes was $20,345,894. Gross unrealized appreciation and depreciation of investments aggregated $10,800,686 and $326,785, respectively, resulting in net unrealized appreciation of $10,473,901.

                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund


NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended August 31, 1995 the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $7,031, a decrease in accumulated net investment loss of $506,007 and a decrease in capital paid-in of $513,038. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                      John Hancock Funds - Global Rx Fund


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Global Rx Fund and the Trustees of John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Rx Fund (the "Fund") (a portfolio of John Hancock World Fund) at August 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
October 17, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended August 31, 1995.

   The Fund has not paid any distributions of dividends or net realized gains during the fiscal year.

                                     NOTES

                      John Hancock Funds - Global Rx Fund

                                     NOTES

                      John Hancock Funds - Global Rx Fund

                                     NOTES

                      John Hancock Funds - Global Rx Fund

[LOGO] JOHN HANCOCK FUNDS                                            Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                                U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                            PAID
                                                                   Brockton, MA
                                                                  Permit No. 582


[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]




--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Global Rx Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                                                  JHD 2800A 8/95